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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated January 18, 2000 included in Spectra-Physics Lasers, Inc.'s Form 10-K for the year ended December 31, 1999.


/s/ Arthur Andersen LLP
San Jose, California
May 22, 2000